CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen L. Parr, President of The USX China Fund a series of the Parr Family of Funds, (the Fund"), certify that:

1.	The N-CSR of the Fund for the period ended April 30, 2008 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Stephen L. Parr
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Stephen L. Parr, President

Date: July 7, 2008

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO MATRIX CAPITAL GROUP, INC. AND WILL BE RETAINED BY MATRIX CAPITAL GROUP, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Dorothy Westmoreland, Treasurer of The USX China Fund a series of the Parr Family of Funds (the Fund"), certify that:

1.	The N-CSR of the Fund for the period ended April 30, 2008 (the “Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Dorothy Westmoreland
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Dorothy Westmoreland, Treasurer

Date: July 7, 2008

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO MATRIX CAPITAL GROUP, INC. AND WILL BE RETAINED BY MATRIX CAPITAL GROUP, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.